EXHIBIT 99

[GRAPHIC OMITTED]                                                  NEWS RELEASE




FOR IMMEDIATE RELEASE



                LOWER INTEREST RATES AFFECT SANDY SPRING BANCORP
                              FIRST QUARTER RESULTS

OLNEY, MARYLAND, April 15, 2004 -- Sandy Spring Bancorp, (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the first quarter of 2004 of $7.3 million ($.50 per diluted share) compared to $8.3 million ($.56 per diluted share) for the first quarter of 2003, a 12% decrease.

"Our net interest margin remained at 3.82% during the first quarter of 2004 when compared to the fourth quarter of 2003. The impact of continued low interest rates during the quarter is evident in our earnings for the first quarter," said Hunter R. Hollar, President and CEO of Sandy Spring Bancorp. "We reduced the duration and size of our investment portfolio in the first quarter so that we could better position our balance sheet to take advantage of higher interest rates in the future. While this contributes to a lower margin now, we feel that this approach will produce sustainable value and thus returns to our shareholders over the long-term. The mortgage refinance market, and related gains, which for many quarters tended to mitigate the negative effects of weaker margins, slowed in the first quarter of 2004 as compared to 2003. Activity for purchase money loans remains favorable, but the pace of refinancing has slowed. Based on these factors, we have revised our earnings guidance for the remainder of 2004."

"There was solid loan growth in residential construction, consumer equity credit lines, commercial mortgage loans and commercial loans and leases over the first quarter of 2003," said Hollar. "Deposit growth was good, and areas of noninterest income were solid with trust fees up 5%, insurance agency fees up 10% and fees on the sales of investment products up 21%."

Return on average stockholders' equity was 15.00% for the first quarter of 2004, compared to 18.76% for the prior year period. Return on average assets for the first quarter of 2004 was 1.26%, compared to 1.46% for the first quarter of 2003.

Comparing March 31, 2004 balances to March 31, 2003, total assets remained at $2.4 billion. Total loans and leases grew 14% to $1.2 billion, while investment securities decreased 12% to $965 million. Total deposits increased 4% to $1.6 billion, short-term borrowings declined 22% to $382 million, and other long-term borrowings increased 30%, to $115 million. During the same period, stockholders' equity increased 10% to $200 million or 8.4% of total assets.

Due to continuing strong asset quality, there was no provision for credit losses in the first quarter of 2004 or 2003.

The Company's management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the first quarter of 2004 to 2003, net interest income decreased 3% due primarily to the lower interest rates on loans and investment securities and lower investment securities balances, offset in part by the effects of loan growth, reduced interest on deposits and borrowings and lower borrowing balances. The net interest margin declined to 3.82% in 2004 from 3.95% in 2003. Noninterest income decreased by $0.2 million or 3% versus 2003. Investment gains, which are included in noninterest income, increased $0.2 million. Lower levels of mortgage banking activity, following a sustained period of mortgage loan refinancings, have resulted in a decline in gains on sale of mortgage loans, which decreased 51% versus the prior year period. Offsetting some of the decline in mortgage banking revenues were the increases in fees on sales of investment products, insurance agency commissions and trust revenues.

Noninterest expenses were $16.8 million in the first quarter of 2004 compared to $16.0 million in 2003, a 5% increase. Noninterest expenses include the amortization of intangible assets of $0.5 million in 2004 compared to $0.7 million in the first quarter of 2003. The GAAP based efficiency ratio increased to 64.0% for the first quarter while the traditional non-GAAP efficiency ratio increased to 58.3%. The increases were primarily the result of the expense growth combined with the effect of the net interest margin contraction and the decrease in gains on sale of mortgage loans. Operating expenses increased primarily due to higher compensation and benefits costs, attributable to a larger staff and merit increases, together with increased occupancy and equipment expenses from an expanded branch network.

While core growth in loans, deposits and noninterest income is occurring, lower than anticipated interest rates year-to-date, management's actions to shorten the duration of the investment portfolio and to reduce its size, together with uncertainty regarding the level of mortgage banking refinance activity cause management to lower earnings guidance for the year 2004 to a range of $1.90 to $2.10 per diluted share. Earnings estimates are inherently uncertain. Please see the information below regarding Forward-Looking Statements, such as this statement of expected earnings.


ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.4 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 30 community offices and 45 ATMs located in Anne Arundel, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer or
         James H. Langmead, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue

         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
         JLangmead@sandyspringbank.com
         Web site:  www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                                             Three Months Ended
                                                                   March 31,
                                                          -----------------------------       %
                                                              2004           2003           Change
--------------------------------------------------------- -------------- --------------   ----------

PROFITABILITY FOR THE PERIOD:

  Net interest income                                         $18,626        $19,163           (3)
  Provision for credit losses                                       0              0            0
  Noninterest income                                            7,559          7,757           (3)
  Noninterest expenses                                         16,770         15,957            5
  Income before income taxes                                    9,415         10,963          (14)
  Net income                                                    7,301          8,328          (12)

    Return on average assets                                     1.26%          1.46%
    Return on average equity                                    15.00%         18.76%
    Net interest margin                                          3.82%          3.95%
    Efficiency ratio - GAAP based *                             64.04%         59.28%
    Efficiency ratio - traditional *                            58.32%         52.81%

PER SHARE DATA:
  Basic net income                                              $0.50          $0.57          (12)
  Diluted net income                                             0.50           0.56          (11)
  Dividends declared                                             0.19           0.18            6
  Book value                                                    13.76          12.54           10
  Tangible book value                                           12.48          11.10           12
  Average fully diluted shares                             14,725,261     14,743,976

AT PERIOD-END:
  Assets                                                   $2,371,572     $2,372,602            0
  Deposits                                                  1,618,591      1,555,513            4
  Loans and leases                                          1,202,229      1,050,316           14
  Securities                                                  965,492      1,099,856          (12)
  Stockholders' equity                                        199,615        181,854           10

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                               8.40%          7.81%
  Allowance for credit losses to loans
    and leases                                                   1.24%          1.43%
  Nonperforming assets to total assets                           0.14%          0.08%
  Annualized net charge-offs to average
    loans and leases                                             0.00%          0.00%

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income.

  The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                                             Three Months Ended
                                                                                  March 31,
                                                                 ----------------------------------------
                                                                       2004                  2003
                                                                 ------------------    ------------------
Noninterest expenses-GAAP based                                            $16,770               $15,957
Net interest income plus noninterest income-
  GAAP based                                                                26,185                26,920

Efficiency ratio-GAAP based                                                 64.04%                59.28%
                                                                 ==================    ==================

Noninterest expenses-GAAP based                                            $16,770               $15,957
  Less non-GAAP adjustment:
    Amortization of intangible assets                                          486                   665
                                                                 ------------------    ------------------
      Noninterest expenses-traditional ratio                                16,284                15,292

Net interest income plus noninterest income-
  GAAP based                                                                26,185                26,920
    Plus non-GAAP adjustment:
      Tax-equivalency                                                        1,965                 2,046
    Less non-GAAP adjustments:
      Securities gains                                                         228                     8
                                                                 ------------------    ------------------
          Net interest income plus noninterest
            income - traditional ratio                                      27,922                28,958

Efficiency ratio - traditional                                              58.32%                52.81%
                                                                 ==================    ==================

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                 March 31                       December 31
                                                                  ---------------------------------------    ------------------
                                                                        2004                  2003                 2003
---------------------------------------------------------------------------------------------------------    ------------------
ASSETS
  Cash and due from banks                                                  $43,338               $49,066               $38,397
  Federal funds sold                                                        20,942                23,356                10,670
  Interest-bearing deposits with banks                                         708                   837                   724
  Residential mortgage loans held for sale                                  19,896                28,587                12,209
  Investments available-for-sale (at fair value)                           636,739               751,030               639,460
  Investments held-to-maturity - fair value of $318,984,
    $333,505 and $344,814, respectively                                    308,901               327,589               337,634
  Other equity securities                                                   19,852                21,237                21,111

  Total loans and leases                                                 1,202,229             1,050,316             1,153,428
    Less:  allowance for credit losses                                    (14,875)              (15,023)              (14,880)
                                                                  -----------------     -----------------    ------------------
      Net loans and leases                                               1,187,354             1,035,293             1,138,548

  Premises and equipment, net                                               39,216                36,256                37,679
  Accrued interest receivable                                               12,537                19,372                13,661
  Goodwill                                                                   7,642                 7,642                 7,642
  Other intangible assets, net                                              10,959                13,262                11,446
  Other assets                                                              63,488                59,075                65,243
                                                                  -----------------     -----------------    ------------------
        Total assets                                                    $2,371,572            $2,372,602            $2,334,424
                                                                  =================     =================    ==================

LIABILITIES
  Noninterest-bearing deposits                                            $402,759              $345,217              $368,319
  Interest-bearing deposits                                              1,215,832             1,210,296             1,193,511
                                                                  -----------------     -----------------    ------------------
      Total deposits                                                     1,618,591             1,555,513             1,561,830

  Short-term borrowings                                                    382,367               489,210               413,223
  Subordinated debentures                                                   35,000                35,000                35,000
  Other long-term borrowings                                               114,971                88,521               115,158
  Accrued interest payable and other liabilities                            21,028                22,504                15,764
                                                                  -----------------     -----------------    ------------------
        Total liabilities                                                2,171,957             2,190,748             2,140,975

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,509,706,
    14,503,157 and 14,495,613, respectively                                 14,510                14,503                14,496
  Additional paid in capital                                                19,293                19,880                18,970
  Retained earnings                                                        157,825               137,648               153,280
  Accumulated other comprehensive income                                     7,987                 9,823                 6,703
                                                                  -----------------     -----------------    ------------------
        Total stockholders' equity                                         199,615               181,854               193,449
                                                                  -----------------     -----------------    ------------------
        Total liabilities and stockholders' equity                      $2,371,572            $2,372,602            $2,334,424
                                                                  =================     =================    ==================


Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                               Three Months Ended
                                                                                     March 31,
                                                                    -----------------------------------------
                                                                           2004                  2003
                                                                    -------------------   -------------------
Interest income:
  Interest and fees on loans and leases                                        $16,456               $16,619
  Interest on loans held for sale                                                  138                   308
  Interest on deposits with banks                                                    3                     3
  Interest and dividends on securities:
    Taxable                                                                      6,556                 8,732
    Exempt from federal income taxes                                             3,587                 3,468
  Interest on federal funds sold                                                    59                   106
                                                                    -------------------   -------------------
      Total interest income                                                     26,799                29,236
Interest expense:
  Interest on deposits                                                           2,730                 3,933
  Interest on short-term borrowings                                              3,751                 4,630
  Interest on long-term borrowings                                               1,692                 1,510
                                                                    -------------------   -------------------
      Total interest expense                                                     8,173                10,073
                                                                    -------------------   -------------------
        Net interest income                                                     18,626                19,163
Provision for credit losses                                                          0                     0
                                                                    -------------------   -------------------
        Net interest income after provision for credit losses                   18,626                19,163
Noninterest income:
  Securities gains                                                                 228                     8
  Service charges on deposit accounts                                            1,868                 1,984
  Gains on sales of mortgage loans                                                 769                 1,575
  Fees on sales of investment products                                             629                   521
  Trust department income                                                          754                   720
  Insurance agency commissions                                                   1,121                 1,019
  Income from bank owned life insurance                                            630                   609
  Visa check fees                                                                  424                   425
  Other income                                                                   1,136                   896
                                                                    -------------------   -------------------
        Total noninterest income                                                 7,559                 7,757
Noninterest expenses:
  Salaries and employee benefits                                                 9,933                 9,450
  Occupancy expense of premises                                                  1,628                 1,584
  Equipment expenses                                                             1,190                 1,041
  Marketing                                                                        513                   454
  Outside data services                                                            721                   645
  Amortization of intangible assets                                                486                   665
  Other expenses                                                                 2,299                 2,118
                                                                    -------------------   -------------------
        Total noninterest expenses                                              16,770                15,957
                                                                    -------------------   -------------------
Income before income taxes                                                       9,415                10,963
Income tax expense                                                               2,114                 2,635
                                                                    -------------------   -------------------
          Net income                                                            $7,301                $8,328
                                                                    ===================   ===================
Basic net income per share                                                       $0.50                 $0.57
Diluted net income per share                                                      0.50                  0.56
Dividends declared per share                                                      0.19                  0.18

Certain reclassifications and restatements of information previously reported have been made to conform with current presentation.


Sandy Spring Bancorp, Inc. and Subsidiaries             2004                                   2003
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA        -----------     --------------------------------------------------
(Dollars in thousands, except per share data)                 Q1              Q4           Q3          Q2           Q1
-----------------------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income                           $28,764         $29,562      $30,060     $29,800      $31,282
-----------------------------------------------------------------------------------------------------------------------
Interest expense                                           8,173           8,478        9,137       9,744       10,073
-----------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income                        20,591          21,084       20,923      20,056       21,209
-----------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment                                1,965           2,234        2,148       1,809        2,046
-----------------------------------------------------------------------------------------------------------------------
Provision for credit losses                                    0               0            0           0            0
-----------------------------------------------------------------------------------------------------------------------
Noninterest income                                         7,559           7,178        8,751      10,032        7,757
-----------------------------------------------------------------------------------------------------------------------
Noninterest expenses                                      16,770          17,742       16,904      16,605       15,957
-----------------------------------------------------------------------------------------------------------------------
Income before income taxes                                 9,415           8,286       10,622      11,674       10,963
-----------------------------------------------------------------------------------------------------------------------
Income tax expense                                         2,114           1,502        2,404       2,938        2,635
-----------------------------------------------------------------------------------------------------------------------
Net Income                                                 7,301           6,784        8,218       8,736        8,328
=======================================================================================================================
FINANCIAL RATIOS:
Return on average assets                                   1.26%           1.14%        1.37%       1.50%        1.46%
-----------------------------------------------------------------------------------------------------------------------
Return on average equity                                  15.00%          14.16%       17.42%      19.04%       18.76%
-----------------------------------------------------------------------------------------------------------------------
Net interest margin                                        3.82%           3.82%        3.71%       3.74%        3.95%
-----------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *                           64.04%          68.17%       61.41%      58.72%       59.28%
-----------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *                          58.32%          61.80%       54.92%      56.00%       52.81%
=======================================================================================================================
PER SHARE DATA:
Basic net income                                           $0.50           $0.46        $0.57       $0.61        $0.57
-----------------------------------------------------------------------------------------------------------------------
Diluted net income                                         $0.50           $0.46        $0.56       $0.60        $0.56
-----------------------------------------------------------------------------------------------------------------------
Dividends declared                                         $0.19           $0.19        $0.19       $0.18        $0.18
-----------------------------------------------------------------------------------------------------------------------
Book value                                                $13.76          $13.35       $13.10      $13.04       $12.54
-----------------------------------------------------------------------------------------------------------------------
Tangible book value                                       $12.48          $12.03       $11.75      $11.64       $11.10
-----------------------------------------------------------------------------------------------------------------------
Average fully diluted shares                          14,725,261      14,729,513   14,677,257  14,676,404   14,743,976
=======================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                                   $228            $339         $106        $543           $8
-----------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                        1,868           1,984        2,027       2,037        1,984
-----------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans                             769             639        1,906       1,603        1,575
-----------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products                         629             512          512         666          521
-----------------------------------------------------------------------------------------------------------------------
Trust department income                                      754             721          756         758          720
-----------------------------------------------------------------------------------------------------------------------
Insurance agency commissions                               1,121             876          924         922        1,019
-----------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance                        630             561          866         710          609
-----------------------------------------------------------------------------------------------------------------------
Income from early termination of a sublease                    0               0            0       1,077            0
-----------------------------------------------------------------------------------------------------------------------
Visa check fees                                              424             439          434         494          425
-----------------------------------------------------------------------------------------------------------------------
Other income                                               1,136           1,107        1,220       1,222          896
-----------------------------------------------------------------------------------------------------------------------
  Total                                                    7,559           7,178        8,751      10,032        7,757
=======================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits                            $9,933          $9,188       $9,932      $9,514       $9,450
-----------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises                              1,628           2,105        1,839       1,533        1,584
-----------------------------------------------------------------------------------------------------------------------
Equipment expenses                                         1,190           1,179        1,101       1,099        1,041
-----------------------------------------------------------------------------------------------------------------------
Marketing                                                    513           1,060          477         509          454
-----------------------------------------------------------------------------------------------------------------------
Outside data services                                        721             671          643         660          645
-----------------------------------------------------------------------------------------------------------------------

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.


Sandy Spring Bancorp, Inc. and Subsidiaries           2004                                   2003
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA      -----------     --------------------------------------------------
(Dollars in thousands, except per share data)               Q1              Q4          Q3           Q2          Q1
NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets                         $486            $486        $665         $664        $665
---------------------------------------------------------------------------------------------------------------------
Other expenses                                           2,299           3,053       2,247        2,626       2,118
---------------------------------------------------------------------------------------------------------------------
  Total                                                 16,770          17,742      16,904       16,605      15,957
=====================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                            $337,850        $331,129    $313,873     $292,415    $276,001
---------------------------------------------------------------------------------------------------------------------
Residential construction loans                         103,292          88,500      74,889       71,016      66,937
---------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                              322,754         323,099     310,502      299,621     297,428
---------------------------------------------------------------------------------------------------------------------
Commercial construction loans                           52,162          51,518      55,337       53,626      61,434
---------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                            125,527         116,322     112,563      119,145     116,157
---------------------------------------------------------------------------------------------------------------------
Consumer loans                                         260,644         242,860     232,377      233,865     232,359
---------------------------------------------------------------------------------------------------------------------
  Total loans and leases                             1,202,229       1,153,428   1,099,541    1,069,688   1,050,316
---------------------------------------------------------------------------------------------------------------------
  Less: allowance for credit losses                   (14,875)        (14,880)    (15,049)     (15,033)    (15,023)
---------------------------------------------------------------------------------------------------------------------
    Net loans and leases                             1,187,354       1,138,548   1,084,492    1,054,655   1,035,293
---------------------------------------------------------------------------------------------------------------------
Goodwill                                                 7,642           7,642       7,642        7,642       7,642
---------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                            10,959          11,446      11,932       12,597      13,262
---------------------------------------------------------------------------------------------------------------------
Total assets                                         2,371,572       2,334,424   2,383,669    2,368,446   2,372,602
---------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,618,591       1,561,830   1,558,220    1,590,144   1,555,513
---------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                             199,615         193,449     189,623      188,625     181,854
=====================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                            $346,545        $331,024    $342,648     $302,344    $304,494
---------------------------------------------------------------------------------------------------------------------
Residential construction loans                          93,722          81,046      77,466       68,296      72,031
---------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                              316,768         315,603     298,359      300,309     295,728
---------------------------------------------------------------------------------------------------------------------
Commercial construction loans                           51,519          53,403      54,942       59,561      56,568
---------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                            127,327         109,037     116,985      118,742     122,597
---------------------------------------------------------------------------------------------------------------------
Consumer loans                                         251,411         237,478     232,891      229,085     231,770
---------------------------------------------------------------------------------------------------------------------
  Total loans and leases                             1,187,292       1,127,591   1,123,291    1,078,337   1,083,188
---------------------------------------------------------------------------------------------------------------------
Securities                                             954,822       1,055,558   1,084,348    1,058,878   1,039,112
---------------------------------------------------------------------------------------------------------------------
Total earning assets                                 2,167,641       2,201,368   2,229,467    2,177,451   2,158,817
---------------------------------------------------------------------------------------------------------------------
Total assets                                         2,328,985       2,357,816   2,383,783    2,330,589   2,305,834
---------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                   1,751,225       1,797,037   1,812,412    1,801,472   1,799,132
---------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits                    360,341         351,761     355,119      322,431     299,638
---------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,561,666       1,556,965   1,581,873    1,537,111   1,488,023
---------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                   195,730         190,063     187,183      183,992     180,044
=====================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                         8.40%           8.06%       7.85%        7.89%       7.81%
---------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and leases                1.24%           1.29%       1.37%        1.41%       1.43%
---------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets                     0.14%           0.13%       0.14%        0.07%       0.08%
---------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs) recoveries to
  average loans and leases                               0.00%         (0.06)%       0.00%        0.00%       0.00%
=====================================================================================================================
MISCELLANEOUS DATA:
Net (charge-offs) recoveries                              ($5)          ($169)         $16          $10       ($13)
---------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
  Non-accrual loans and leases                             802             522         564          479         567
---------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due                      2,492           2,333       2,612          900       1,381
---------------------------------------------------------------------------------------------------------------------
  Restructured loans and leases                              0               0           0            0           0
---------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net                              77              77         125          187           0
---------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets                           3,371           2,932       3,301        1,566       1,948
=====================================================================================================================

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)


                                                                             Three Months Ended March 31,
                                               --------------------------------------------------------------------------------
                                                                   2004                                     2003
                                               --------------------------------------    --------------------------------------
                                                 AVERAGE        ANNUALIZED     YIELD/        Average      Annualized      Yield/
                                                 BALANCES        INTEREST       RATE         Balance       Interest       Rate
                                               -------------   -------------  -------    -------------    -----------   -------
ASSETS
Residential mortgage loans                         $346,545         $18,831     5.43  %      $304,494        $18,722      6.15  %
Residential construction loans                       93,722           4,303     4.59           72,031          3,882      5.39
Commercial mortgage loans                           316,768          20,544     6.49          295,728         21,132      7.15
Commercial construction loans                        51,519           2,956     5.74           56,568          3,474      6.14
Commercial loans and leases                         127,327           8,242     6.47          122,597          8,962      7.31
Consumer loans                                      251,411          11,664     4.64          231,770         12,180      5.26
                                               -------------   -------------             -------------    -----------
  Total loans and leases                          1,187,292          66,540     5.60        1,083,188         68,352      6.31
Securities                                          954,822          48,528     5.08        1,039,112         57,038      5.49
Interest-bearing deposits with banks                  1,000              10     1.00            1,244             13      1.05
Federal funds sold                                   24,527             235     0.96           35,273            424      1.20
                                               -------------   -------------             -------------    -----------
TOTAL EARNING ASSETS                              2,167,641         115,313     5.32  %     2,158,817        125,827      5.83  %

Less:  allowance for credit losses                 (14,889)                                  (15,038)
Cash and due from banks                              39,580                                    34,595
Premises and equipment, net                          38,699                                    36,266
Other assets                                         97,954                                    91,194
                                               -------------                             -------------
      Total assets                               $2,328,985                                $2,305,834
                                               =============                             =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                   $223,986            $614     0.27  %      $186,114           $517      0.28  %
Regular savings deposits                            195,286             661     0.34          157,446            590      0.37
Money market savings deposits                       375,140           1,987     0.53          403,604          3,118      0.77
Time deposits                                       406,913           7,716     1.90          441,221         11,724      2.66
                                               -------------   -------------             -------------    -----------
  Total interest-bearing deposits                 1,201,325          10,978     0.91        1,188,385         15,949      1.34
Borrowings                                          549,900          21,563     3.92          610,747         24,596      4.03
                                               -------------   -------------             -------------    -----------
TOTAL INTEREST-BEARING LIABILITIES                1,751,225          32,541     1.86        1,799,132         40,545      2.25
                                                               -------------  -------                     -----------   -------
  Net interest income and spread                                    $82,772     3.46  %                      $85,282      3.58  %
                                                               =============  =======                     ===========   =======
Noninterest-bearing demand deposits                 360,341                                   299,638
Other liabilities                                    21,689                                    27,020
Stockholder's equity                                195,730                                   180,044
                                               -------------                             -------------
    Total liabilities and stockholders' equity   $2,328,985                                $2,305,834
                                               =============                             =============
Interest income/earning assets                                                  5.32  %                                   5.83  %
Interest expense/earning assets                                                 1.50                                      1.88
                                                                              -------                                   -------
    Net interest margin                                                         3.82  %                                   3.95  %
                                                                              =======                                   =======


*Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $7,860,000 in 2004 and $8,185,000 in 2003.